Share capital	12 Months Ended
Jun. 30, 2018
Share capital.
Share capital

21 Share capital

	Number of shares (thousands)	Ordinary shares £'000
At 1 July 2016	164,025	52
Employee share-based compensation awards—issue of shares	170	1

At 30 June 2017	164,195	53
Employee share-based compensation awards—issue of shares	331	—

At 30 June 2018	164,526	53

        The Company has two classes of ordinary shares outstanding: Class A ordinary shares and Class B ordinary shares, each with a par value of $0.0005 per share. The rights of the holders of Class A ordinary shares and Class B ordinary shares are identical, except with respect to voting and conversion. Each Class A ordinary share is entitled to one vote per share and is not convertible into any other shares. Each Class B ordinary share is entitled to 10 votes per share and is convertible into one Class A ordinary share at any time. In addition, Class B ordinary shares will automatically convert into Class A ordinary shares upon certain transfers and other events, including upon the date when holders of all Class B ordinary shares cease to hold Class B ordinary shares representing, in the aggregate, at least 10% of the total number of Class A and Class B ordinary shares outstanding. For special resolutions (which are required for certain important matters including mergers and changes to the Company's governing documents), which require the vote of two-thirds of the votes cast, at any time that Class B ordinary shares remain outstanding, the voting power permitted to be exercised by the holders of the Class B ordinary shares will be weighted such that the Class B ordinary shares shall represent, in the aggregate, 67% of the voting power of all shareholders. All shares issued by the Company are fully paid.

        As of 30 June 2018, the Company's issued share capital comprised 40,526,390 Class A ordinary shares and 124,000,000 Class B ordinary shares.